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                                                                  Exhibit 10.79

                            CONSENT AND AMENDMENT


          CONSENT AND AMENDMENT, dated as of May 13, 1998, among Dana Perfumes Corp. ("BORROWER"), the other Credit Parties to the Credit Agreement referred to below, General Electric Capital Corporation, for itself, as Lender, and as Agent for Lenders, and the other Lenders party to the Credit Agreement.

                            W I T N E S S E T H:

          WHEREAS, Borrower, the other Credit Parties, Agent and Lenders are parties to that certain Credit Agreement dated as of March 12, 1997 (as from time to time amended, restated, supplemented or otherwise modified, the "CREDIT AGREEMENT", and unless the context otherwise requires or unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement); and

          WHEREAS, Borrower has requested that Agent and Lenders consent to the sale by MEM Company, Inc. ("MEM") of the Northvale Property, which is located at Union Street Extension (Lot 1), Northvale, New Jersey (the "Northvale Property"), as more fully set forth in EXHIBIT A hereto, and to amend the Loan Documents as hereinafter set forth; and

          WHEREAS, Agent and Lenders have agreed to consent to the sale of the Northvale Property and amend the Loan Documents, on the terms and subject to the conditions as hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

          SECTION 1. CONSENT AND AMENDMENT RELATING TO NORTHVALE PROPERTY; NO PERMANENT REDUCTION OF COMMITMENT. Effective as of the Effective Date (as defined below):

          (a) Notwithstanding Section 6.8 of the Credit Agreement, Agent and Lenders hereby consent to the sale by MEM of the Northvale Property on the terms set forth in EXHIBIT A hereto, and Agent agrees to release its Lien on such property in order to permit MEM to effect such sale.

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          (b) Borrower acknowledges that pursuant to Section 1.2(b)(ii) of the Credit Agreement, it shall be required, immediately upon receipt by MEM of proceeds from the sale of the Northvale Property, to prepay the Loans in an amount equal to the net proceeds as specified in Section 1.2(b)(ii) of the Credit Agreement, and that such prepayment shall be applied in accordance with Section 1.2(c) of the Credit Agreement. Notwithstanding anything set forth to the contrary in the Credit Agreement (particularly the last sentence of Section 1.2(c) of the Credit Agreement), the Commitment shall not be permanently reduced by the amount of such prepayment, in the case of the sale of the Northvale Property as contemplated hereby.

          SECTION 2. AMENDMENT OF MAXIMUM OVERADVANCE. Effective as of March 31, 1998, Section 6(a) of the Waiver, Amendment and Consent, dated as of February 17, 1998, among the parties hereto, is amended by deleting "$6,000,000", as the aggregate maximum amount of Overadvances at any time, and substituting therefor the amount of "$15,000,000".

          SECTION 3. AMENDMENT OF MINIMUM EBITDA. Effective as of March 31, 1998, paragraph (b) of ANNEX G to the Credit Agreement is amended by deleting "($14,100,000)" as the amount of minimum EBITDA for the 12-month period ended on the Fiscal Quarter ending March 31, 1998, and substituting therefor the amount of "($27,700,000)".

          SECTION 4. EBITDA AND RESTRUCTURING CHARGES. Section 4(d) of the Waiver, Amendment and Consent, dated as of February 17, 1998, among the parties hereto, provides as follows:

          Solely for the purpose of testing minimum EBITDA, maximum Leverage Ratio and minimum Interest Coverage Ratio Financial Covenants at March 31, 1998, there shall be added to the items listed in clause (c) of the definition of "EBITDA" in ANNEX A to the Credit Agreement the following item: "restructuring charges for such period in an aggregate amount not to exceed $11,600,000".

Effective as of March 31, 1998, the preceding provision is amended by deleting "$11,600,000", and substituting therefor the amount of "$35,100,000".

          SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE CREDIT PARTIES. The Credit Parties represent and warrant to Agent and each Lender as follows:

          (a) The execution, delivery and performance by each Credit Party of this Consent and Amendment (and each of the other documents to be executed by such Person pursuant hereto) and the creation of all Liens provided for herein: (1) are within

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such Person's corporate power; (2) have been duly authorized by all necessary or proper corporate and shareholder action; (3) do not contravene any provision of such Person's charter or bylaws; (4) do not violate any law or regulation, or any order or decree of any Governmental Authority; (5) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound; (6) do not result in the creation or imposition of any Lien upon any of the property of such Person other than those in favor of Agent, on behalf of itself and Lenders, pursuant to the Loan Documents; and
(7) do not require the consent or approval of any Governmental Authority or any other Person.

          (b) This Consent and Amendment and other documents to be executed and delivered by the Credit Parties have been duly executed and delivered by each Credit Party and this Consent and Amendment and the Loan Documents as amended hereby constitute the legal, valid and binding obligation of such Credit Party enforceable against it in accordance with their terms.

          (c) After giving effect to the consent and amendments contained in this Consent and Amendment, each of the representations and warranties of the Credit Parties contained in the Credit Agreement and each of the other Loan Documents shall be true and correct on and as of the Effective Date as if made on such date, except to the extent any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by such agreements.

          (d) After giving effect to the consent and amendments contained in this Consent and Amendment, no Default or Event of Default shall be continuing except with regard to Section 6.14 of the Credit Agreement as contemplated by Section 1 of the Waiver, Amendment and Consent, dated as of February 17, 1998, and Section 1 of the Waiver and Amendment, dated as of March 31, 1998, in each case among the parties hereto.

          SECTION 6. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS CONSENT AND AMENDMENT. Except as otherwise expressly provided herein, this Consent and Amendment shall become effective as of the first date on which each of the following conditions shall have been satisfied or provided for in a manner satisfactory to Agent, or waived by Agent and all Lenders (such date is referred to herein as the "Effective Date"):

          (a) Agent shall have executed this Consent and Amendment.

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          (b) Agent shall have received, in form and substance satisfactory to Agent, this Consent and Amendment, duly executed and delivered by Borrower, the other Credit Parties and all Lenders.

          SECTION 7. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. (a) On and after the Effective Date, each reference in the Loan Documents to "this Agreement", "herein", "hereof", "hereunder" or words of similar import, shall mean and be a reference to such Loan Document as amended hereby.

          (b) Except as specifically amended above, the Credit Agreement, the Notes and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Consent and Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 8. FEES AND EXPENSES. Borrower agrees to reimburse Agent for all reasonable out-of-pocket fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors in connection with the preparation, execution, and delivery of this Consent and Amendment.

          SECTION 9. GOVERNING LAW. THIS CONSENT AND AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

          SECTION 10. SECTION TITLES. Section titles contained in this Consent and Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

          SECTION 11. COUNTERPARTS. This Consent and Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

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          IN WITNESS WHEREOF, this Consent and Amendment has been duly executed as of the date first written above.

                                      DANA PERFUMES CORP.


                                      By:
                                          ----------------------------
                                          Name:
                                          Title:

                                         Other Credit Parties:

                                      RENAISSANCE COSMETICS, INC.
                                      COSMAR CORPORATION
                                      RCI CHINA, INC.
                                      GREAT AMERICAN COSMETICS, INC.
                                      HOUBIGANT (1995) LIMITED
                                      MEM COMPANY, INC.
                                      TINKERBELL, INC.
                                         (F/K/A MARTON FRERES, INC.)
                                      RENAISSANCE INTERNATIONAL
                                         EXPORT, INC.


                                      By:
                                          ----------------------------
                                          Name:
                                          Title:



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                                 GENERAL ELECTRIC CAPITAL CORPORATION,
                                     as Agent and Lender


                                 By:
                                     ----------------------------------
                                     Name:
                                     Title: Duly Authorized Signatory


                                 NATIONAL CITY COMMERCIAL FINANCE, INC.,
                                     as Lender


                                 By:
                                     ----------------------------------
                                     Name:
                                     Title:


                                 PNC BANK, N.A.,
                                     as Lender


                                 By:
                                     ----------------------------------
                                     Name:
                                     Title:




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